Auditor's remuneration (Tables)	12 Months Ended
Dec. 31, 2019
40. Auditor's remuneration
Auditor's remuneration

Auditor’s remuneration is included within consultancy, legal and professional fees in administration and general expenses and comprises:

	2019	2018	2017
	£m	£m	£m
Audit of the Barclays Bank Group's annual accounts	16	14	11
Other services:
Audit of the Company's subsidiaries[a]	12	10	27
Other audit related fees[b]	6	6	8
Other services	1	1	2
Total Auditor's remuneration	35	31	48

Notes

aComprises the fees for the statutory audit of the subsidiaries both inside and outside UK and fees for the work performed by associates of KPMG in respect of the consolidated financial statements of the Company.

bComprises services in relation to statutory and regulatory filings. These include audit services for the review of the interim financial information under the Listing Rules of the UK listing authority.